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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2002

BIONUTRICS, INC.
(Exact name of registrant as specified in its charter)

NEVADA (State or Other jurisdiction of incorporation)	0-22011 (Commission File No.)	86-0760991 (IRS Employer ID No.)
2425 E. Camelback Road, Suite 650, Phoenix, Arizona 85016 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (602) 508-0112

Item 4. Changes in Registrant's Certifying Accountant

On October 29, 2002, Bionutrics, Inc. (the "Company") received a notice of resignation from Deloitte & Touche LLP, the Companys independent auditors.

The reports of Deloitte & Touche LLP on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period preceding the resignation of Deloitte & Touche LLP, there were no disagreements between the Company and Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in their reports.

Item 7. Financial Statements and Exhibits

(a)    Exhibits

16.1 Letter of Deloitte & Touche LLP dated October 29, 2002 regarding the disclosure contained in Item 4 of this report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 1, 2002	BIONUTRICS, INC.
	By:	/s/ RONALD H. LANE Ronald H. Lane President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
Exhibit 16.1	Letter from Deloitte & Touche LLP

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  Item 4. Changes in Registrant's Certifying Accountant
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX